SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2003

DOMINION HOMES, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-23270	31-1393233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 Frantz Road, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 761-6000

Item 5. Other Events and Regulation FD Disclosure.

On February 10, 2003, Dominion Homes, Inc., an Ohio corporation (the “Company”), announced a program whereby the Company plans to purchase, through December 31, 2003, up to 250,000 of its common shares listed on the Nasdaq National Market. A copy of the Company’s press release announcing this program, is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 10, 2003

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION HOMES, INC.

By:	/s/ Peter J. O’Hanlon
Peter J. O’Hanlon Chief Financial Officer

Date: February 10, 2003